[TIFF]
                      TIFF INVESTMENT PROGRAM, INC. (TIP)
                         SUPPLEMENT DATED AUGUST 1, 2005
                     TO THE PROSPECTUS DATED APRIL 30, 2005

Effective August 1, 2005, page 12 of the Prospectus of TIP, dated April 30, 2005, is being revised to include an additional benchmark for TIFF Short-Term Fund, and is hereby restated in its entirety below:

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                         THROUGH 12/31/2004

                                                     One          Five         Ten        Since         Fund
                                                     Year         Years        Years      Inception     Inception

TIFF SHORT-TERM FUND [D]                             0.92%        3.18%        4.35%      4.40%         5/31/1994
BENCHMARKS [A]
Merrill Lynch 6-month US Treasury Bill Index         1.22%        3.26%        4.39%      4.40%
Merrill Lynch 6-month US Treasury Bill Index
         minus 50 basis points [e]                   0.72%        2.75%        3.87%      3.89%

[e] This supplemental index is designed to illustrate the impact of operating expenses and trading costs on the Short-Term Fund's performance. It is derived from the Short-Term Fund's primary index, the Merrill Lynch 6-month US Treasury Bill Index, which reflects the return of US Treasury bills maturing in 6-months.